SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 14, 2004

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      000-31635               95-4333817
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

                               776 Palomar Avenue
                               Sunnyvale, CA 94085
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (408) 522-3100

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Item 2.02. Results of Operations and Financial Condition.

      On October 14, 2004, Endwave Corporation (the "Company") announced via press release preliminary results for the Company's fiscal quarter ended September 30, 2004. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1  Press Release, dated October 14, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ENDWAVE CORPORATION

Dated: October 14, 2004                        By:     /s/ JULIANNE M. BIAGINI
                                                       -------------------------
                                                       Julianne M. Biagini
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number   Description
--------------   -----------
99.1             Press Release, dated October 14, 2004